SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                              China Broadband Corp.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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


|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

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      4.    Date Filed:

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                              CHINA BROADBAND CORP.
                            2080, 440 - 2 Avenue S.W.
                                Calgary, Alberta
                                 Canada T2P 5E9

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 29, 2001

To the Shareholders of China Broadband Corp.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of China Broadband Corp., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, on June 29, 2001, at the Sheraton Eau Claire Suites, 255 Barclay Parade S.W., Calgary, Alberta, Canada, T2P 5C2, for the following purposes:

     a) To elect a six member Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified;

     b) To ratify the Board of Directors' selection of auditors, Deloitte & Touche LLP for the 2001 fiscal year;

     c)  To approve and adopt the China Broadband Corp. 2000 Stock Plan; and

     d) To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         In accordance with the provisions of the Company's By-laws, the Board of Directors has fixed the close of business on May 4, 2001 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: April 30, 2001                        By Order of the Board of Directors,
                                                      Thomas G. Milne, Secretary


      SHAREHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE
              ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

         It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is voted, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.


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                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                              CHINA BROADBAND CORP.
                            2080, 440 - 2 Avenue S.W.
                                Calgary, Alberta
                                 Canada T2P 5E9
                                (403) 234 - 8885

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 29, 2001



         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of China Broadband Corp. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held on June 29, 2001, and at any adjournment thereof (the "Annual Meeting"). Further, solicitation of proxies may be made personally, or by telephone or telegraph, by regularly employed officers, consultants and other employees of the Company, who will receive no additional compensation. The cost of soliciting proxies will be borne by the Company which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.

         All shares represented at the Annual Meeting by proxies will be voted provided that such proxies are properly signed and dated. In cases where a choice is indicated, the shares represented will be voted in accordance with the specifications so made. In cases where no specifications are made, the shares represented will be voted FOR the approval and ratification of the China Broadband Corp. 2000 Stock Option Plan, FOR the election as directors of the nominees listed below and FOR the ratification of the Board of Directors' selection of auditors.

         Any shareholder executing and returning a proxy has the power to revoke such proxy at any time prior to the voting thereof by: (a) written notice to the Secretary of the Company at the Company's headquarters delivered prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting.

         A copy of the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2000 (the "2000 Fiscal Year"), including financial statements, is being mailed concurrently herewith (on or about May 11, 2001) to all shareholders of record at the close of business on May 4, 2001. The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting.

                                VOTING SECURITIES

         Only shareholders of record at the close of business on May 4, 2001 are entitled to vote at the Annual Meeting. The total number of shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, issued, outstanding and entitled to be voted on the record date was 19,474,517 shares. Each of such shares of Common Stock is entitled to one vote upon all matters to be acted upon at the Annual Meeting. The holders of a majority of the outstanding votes (i.e., 9,737,259 votes) shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. In accordance with the Company's Certificate of Incorporation and By-laws, and applicable law, the election of directors shall be by a plurality of the votes cast, the approval and adoption of the China Broadband Corp. 2000 Stock Option Plan and the ratification of the Board of Directors' selection of auditors shall be by a majority of the votes cast.

SHARES HELD BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

         The following table sets forth information concerning the beneficial ownership of our outstanding common stock as of March 30, 2001 for:

         o     each of our directors and executive officers individually;


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


         o each person or group that we know owns beneficially more than 5% of our common stock; and

         o     all directors and executive officers as a group.

         Rule 13d-3 under the Securities Exchange Act defines the term, "beneficial ownership". Under this rule, the term includes shares over which the indicated beneficial owner exercises voting and/or investment power. The rules also deem common stock subject to options currently exercisable, or exercisable within 60 days, to be outstanding for purposes of computing the percentage ownership of the person holding the options but do not deem such stock to be outstanding for purposes of computing the percentage ownership of any other person. The applicable percentage of ownership for each shareholder is based on 19,474,517 shares of common stock outstanding as of March 30, 2001, together with applicable options for that shareholder. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power over the number of shares listed opposite their names.


      NAME AND ADDRESS             NUMBER OF SHARES           PERCENT OF
     OF BENEFICIAL OWNER          BENEFICIALLY OWNED     SHARES OUTSTANDING(1)
     -------------------          ------------------     ------------------

OFFICERS AND DIRECTORS

Matthew Heysel, Director, CEO          2,473,750(2)            12.35%(2)
2080, 440-2 Avenue SW
Calgary, Alberta  T2P 5E9

Daming Yang, Director and              2,473,750(3)            12.35%(3)
President
2080, 440-2 Avenue SW
Calgary, Alberta  T2P 5E9

Thomas Milne                             275,200(4)             1.40%(4)
2080, 440-2 Avenue SW
Calgary, Alberta  T2P 5E9

Ian Aaron                                100,000(5)             0.51%(5)
7th Floor, 2901 West Alameda
Avenue
Burbank, CA  91505

John Brooks                              100,000(5)             0.51%(5)
16650 Chesterfield Grove Road
Chesterfield, MO  63005

Richard Hurwitz                          200,000(6)             1.02%(6)
370-1610 des peres Road
St. Louis, MO  63131-1850

Barry Mackie                             300,000(5)             1.52%(5)
16680 - 85A Avenue
Surrey, BC  V4N 5A7

Richard Lam                              100,000(5)             0.51%(5)
4 Ayrmont Lane
Aberdeen, New Jersey  07747


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


      NAME AND ADDRESS             NUMBER OF SHARES           PERCENT OF
     OF BENEFICIAL OWNER          BENEFICIALLY OWNED     SHARES OUTSTANDING(1)
     -------------------          ------------------     ------------------

Teddy Yung                               200,000(5)             1.02%(5)
Apartment 3C
136-35 Maple Avenue
Flushing, New York  11355

5% SHAREHOLDERS
Wei Yang                               2,423,750(7)            12.13%(7)
Room 837, China Merchant
Building
Shenzhen, Guong Dong
China 518067

Kai Yang                               2,023,750(8)            10.34%(8)
1002, Building C, Huiyuan Apart.
Asia Game Village
Beijing
China 100101

SoftNet, Inc.                          1,133,000                5.82%
225-650 Townsend Street
San Francisco, CA  94103


OFFICERS AND DIRECTORS AS A            6,222,700(9)            28.64%(9)
GROUP

(1) Based on 19,474,517 issued and outstanding shares of common stock at March 30, 2001.
(2) Includes 1,923,750 shares of common stock and options exercisable within 60 days of March 30, 2001 to acquire 550,000 shares of common stock.
(3) Includes 1,923,750 shares of common stock and options exercisable within 60 days of March 30, 2001 to acquire 550,000 shares of common stock.
(4) Includes 25,200 shares of common stock of which 10,000 shares are owned by Precise Details, Inc., a company over which Mr. Milne has control, 10,000 shares owned directly by Mr. Milne and 5,000 shares owned by Mr. Milne indirectly through his spouse; and options exercisable within 60 days of March 30, 2001 to acquire 250,000 shares of common stock.
(5) Consisting of options exercisable within 60 days of March 30, 2001 to acquire common stock.
(6) Includes 100,000 common shares and options exercisable within 60 days of March 31, 2001.
(7) Includes 1,923,750 shares of common stock and options exercisable within 60 days of March 30, 2001 to acquire 500,000 shares of common stock.
(8) Includes 1,923,750 shares of common stock and options exercisable within 60 days of March 30, 2001 to acquire 100,000 shares of common stock.
(9) Includes 3,972,700 shares of common stock and 2,250,000 shares of common stock acquirable upon exercise of options within 60 days of March 30, 2001.

VOTING BY DIRECTORS AND EXECUTIVE OFFICERS

         It is anticipated that the directors and the Named Executive Officers of the Company will vote FOR the approval and adoption of the China Broadband Corp. 2000 Stock Option Plan, FOR the election as directors of the nominees listed below and FOR the ratification of the Board of Directors' selection of auditors. Such directors and executive officers, and their affiliates, hold 20.4% of the votes entitled to be cast at the Annual Meeting.


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


                              ELECTION OF DIRECTORS

         The individuals named in the enclosed form of proxy will vote, if so authorized, FOR the persons named below as directors of the Company, each of whom has served as a director of the Company for the periods so indicated. Each such person is to be elected to hold office until the next succeeding Annual Meeting of Shareholders or until his successor is duly elected and qualified. Management of the Company is not aware of any reason why any of the nominees will not be able to serve. If a nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may, in their sole discretion, vote FOR such substitute nominee the present Board of Directors may recommend.

         The following persons have been nominated to serve as directors for the coming year:

MATTHEW HEYSEL - CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, AGE 44

         Mr. Matthew Heysel has served as Chairman of the Board of Directors and Chief Executive Officer of China Broadband Corp. from April 14, 2000 to the present. He also serves as the Chairman of Big Sky Network Canada Ltd., (a subsidiary of China Broadband Corp.) and has held that position since May of 1999. Mr. Heysel is also a director of both of Big Sky Networks' joint ventures, Shenzhen China Merchants Big Sky Network Ltd. and Sichuan Huayu Big Sky Network Ltd., and has been a board member since each joint ventures' formation, September 1999 and July 2000 respectively. Previously, he served as an Investment Banker at Yorkton Securities, a Canadian independent securities firm, where he was responsible for corporate finance in the oil and gas sector from April 1997 through April 1999. From October 1999 to the present, Mr. Heysel also served as President and a director of New Energy West Corp., a junior oil and gas exploration company which trades on the Canadian Venture Exchange under "NEC". In February 2001, Mr. Heysel was elected to the Board of Directors of M3 Energy Ltd., a junior oil and gas company.

DAMING YANG - DIRECTOR AND PRESIDENT, AGE 43

         Mr. Daming Yang has served on our Board of Directors and as our President since April 14, 2000. He has also served as the President and a member of the board of directors of Big Sky Network Canada Ltd., our subsidiary, since May of 1999. Mr. Yang is also a director of Shenzhen China Merchants Big Sky Network Ltd. and Sichuan Huayu Big Sky Network Ltd., and has been a board member since each joint ventures' formation, September 1999 and July 2000, respectively. From 1995 through 1998, Mr. Yang served as Vice President and then President of Tongli Energy Technical Service Co. Ltd., an importer of high-technology equipment to China where he was responsible for the day to day administration of the company and managed a staff of six. From 1989 to 1993, Mr. Yang was with Tri-City Survey Limited as a GIS Engineer. Mr. Yang holds a Masters Degree in Aerial Photography and Remote Sensing from the Netherlands International Institute for Aerospace Survey and Earth Sciences.

THOMAS MILNE - DIRECTOR AND CHIEF FINANCIAL OFFICER, AGE 54

         Mr. Thomas Milne has served on our Board of Directors, and as Vice President of Finance and Chief Financial Officer since April 14, 2000. He has also served as the Chief Financial Officer of Big Sky Network Canada Ltd, our subsidiary, since May of 1999. From 1985 through 1997, Mr. Milne was Vice President and Treasurer of NOVA Corporation, and director of NOVA Finance International. He was the Vice President, Finance and Chief Financial Officer of Arakis Energy, which was acquired by Talisman Energy Corp., from September, 1997 to October, 1998, an oil and gas company traded on the NASDAQ. Since March 1998, Mr. Milne has served as Chief Executive Officer of Precise Details, Inc., a consulting, investment management, real estate and automotive services company. Mr. Milne currently serves on the board of directors of Longview Petroleum Limited and Synenco Energy Limited. Mr. Milne also currently serves as Director and the Chief Financial Officer for M3 Energy Ltd, a junior oil and gas company and NoMatterWare, Inc., an application service provider. Mr. Milne is also a director of The Alberta Performing Arts Stabilization Fund and the Pension and Investment Committee of the University of Calgary Pension and Endowment Funds.


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


IAN AARON - DIRECTOR, AGE 40

         Mr. Ian Aaron has been the President and CEO of TVN Entertainment Corporation, a leading digital distribution services company since August 2000. Mr. Aaron joined TVN from SoftNet Systems, Inc., which trades on the NASDAQ
(SOFN), a global broadband and cable modem, satellite and wireless services company. Mr. Aaron served, from 1994-1999, as President of SoftNet, President of SoftNet's subsidiary ISP Channel and as SoftNet's Chief Technology Officer. Mr. Aaron is a seasoned telecommunications executive from Fujitsu GTE Communications (June 1982 to August 1987). He was President and founder of Communicate Direct, from August 1987 to October 1994, a leading telecom and datacom services company and is a member of the Board of Directors of TVN, Dot Cast, and China Motion. He earned two Bachelor of Science degrees from the University of Illinois in Electrical Engineering and Business and Communications.

JOHN BROOKS - DIRECTOR, AGE 40

         Mr. Brooks is an experienced telecommunications entrepreneur. In 1996, Mr. Brooks co-founded Brooks Fiber Properties (BFP), a provider of competitive local and long distance telecommunications services in 44 states across the United States. BFP completed an initial public offering in 1996 and was subsequently acquired by WorldCom in January 1998. Mr. Brooks also co-founded Millennium Digital Media, an early provider of full service competitive broadband access in various major metropolitan areas across the United States, where he served as the company's Chief Operating Officer and Vice Chairman from 1997. Mr. Brooks stepped down from the position of Chief Operating Officer in 2001 and continues in his role as Vice Chairman. Mr. Brooks is currently the Chairman of Brooks Investments, Inc.

RICHARD HURWITZ - DIRECTOR, AGE 37

         Mr. Hurwitz is a partner with Bancorp Services LLC, a nationally recognized consulting firm providing structured investments directed to financial institutions, since March 1996. As well, Mr. Hurwitz has served as the Chief Executive of Benefit Finance Securities, a broker-dealer based in St. Louis, Missouri, since November 1998. Previously, Mr. Hurwitz acted as the Managing Director Europe with Bridge Information Systems Inc. a New York based financial information vendor, from 1990 to 1995.

BOARD COMMITTEES AND ATTENDANCE RECORDS

AUDIT COMMITTEE

         The Audit Committee of the board of directors reviews our internal accounting procedures and consults with and reviews the services provided by our independent auditors. Messrs. Aaron, Brooks and Hurwitz are members of this committee. The Audit Committee is responsible for reviewing our financial reporting procedures and internal controls, the scope of annual and any special audit examinations carried out by our auditors, the performance of our auditors, systems and controls established to comply with financial regulatory requirements and our annual financial statements before they are reviewed and approved by our board of directors. Such reviews are carried out with the assistance of our auditors and our senior financial management. The Audit Committee adopted, and the board of directors approved, an Audit Committee Charter, consistent with SEC policy, outlining its policy and procedures for the exercise of its oversight responsibilities on March 27, 2001.

COMPENSATION COMMITTEE

         The Human Resources and Compensation Committee of the board of directors reviews and recommends to the board of directors the compensation and benefits of all our executive officers and establishes and reviews general policies relating to compensation and benefits of our employees. Messrs. Heysel, Yang, Brooks and Aaron are members of this committee. Mr. Heysel is a director and Chief Executive Officer. Mr. Yang is a director and our President. None of our executive officers served as a director, executive officer or member of a compensation committee of another entity of which one of its executive officers served on our Human Resources and Compensation Committee.


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


         During 2000, the Board of Directors met 5 times including participants by telephone. Each director attended all of the Board meetings and meetings of Committees on which they served.

         Subsequent to December 31, 2000, the Board of Directors met twice, the Audit Committee met once and the Human Resources and Compensation Committee met once.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of China Broadband Corp. was formed on February 2, 2001 and its written charter was adopted by the Board of Directors ("Board") on March 27, 2001. In accordance with this written charter, the Audit Committee of the Board ("Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of China Broadband Corp. Due to the Committee's recent formation, it did not meet during the 2000 fiscal year. The Committee did review the audited financial statements of China Broadband Corp. as of and for the year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of China Broadband Corp.'s financial statements and the independent auditors have the responsibility for the examination of those statements.

         In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of China Broadband Corp.'s internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed both with the independent and internal auditors their audit plans, audit scope and identification of audit risks.

         The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

         Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that China Broadband Corp.'s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Richard Hurwitz, Audit Committee Chairman
Ian Aaron, Audit Committee Member
John Brooks, Audit Committee Member

PRINCIPAL ACCOUNTING FIRM FEES

         The following table sets forth the aggregate fees billed to China Broadband Corp. for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche LLP:

         Audit Fees                                                  Cdn$ 96,400
         Financial Information Systems Design and                            -0-
            Implementation Fees
         All Other Fees                                              Cdn$ 46,600
                                                                     -----------
                                                                     Cdn$143,000

(a) Includes fees for tax consulting, permitted internal audit outsourcing and other non-audit services.


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


(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

         Proxy disclosure rules require the Company to report certain relationships involving the Company in which members of the Compensation Committee have a direct or indirect material interest. Also required is disclosure of interlocking relationships among Compensation Committee members and those executive officers of the Company, if any, who also serve as members of Compensation Committees or executive officers at other companies. The purpose of these requirements is to allow shareholders to assess the independence of the Company's Compensation Committee members in making executive compensation decisions and recommendations.

FORMATION

         The Company's Human Resources and Compensation Committee (HRCC) was formed after the 2000 fiscal year end on February 2, 2001 and its mandate is to assist the Board in the discharge of its fiduciary responsibilities relating to the fair and competitive compensation of the employees and consultants of the Company, including: (i) the review and approval of the Company's compensation philosophy; (ii) the review and approval of compensation programs, plans and awards; (iii) administration of the Company's short and long-term incentive plans and other stock or stock-based plans, and; (iv) to issue an annual report on executive compensation for inclusion in the Company's proxy statement.

INSIDER PARTICIPATION AND INTERLOCKS

While the Company has had transactions with companies and firms with which certain members of the HRCC are, or at some point during fiscal year 2000 were, affiliated as an officer and/or director, there are no such relationships in which members of the committee have a direct or indirect material interest. In addition, there are no interlocking relationships of the nature described above involving members of the HRCC.

DIRECTOR AND EXECUTIVE COMPENSATION

         Existing executive compensation agreements were entered into prior to the formation of the HRCC. For information regarding these agreements, please see "Employment Contracts with Named Executive Officers".

John Brooks, HRCC Chairman
Ian Aaron, HRCC Member
Matthew Heysel, HRCC Member
Daming Yang, HRCC Member


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
                     ABOVE-LISTED SLATE OF DIRECTOR-NOMINEES


                             MANAGEMENT REMUNERATION

         The following table sets forth the compensation paid to our chief executive officer and two other most highly compensated executive officer for the years indicated. No other executive officer of China Broadband earned a salary and bonus for such fiscal year in excess of $100,000.


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


                                                         SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                        ------------------------------------------     ---------------------------------------
                                                                                 AWARDS                PAYOUTS
                                                                       ---------------------------     -------
                                                           OTHER                       RESTRICTED
                        FISCAL                             ANNUAL      SECURITIES      SHARES OR
                        YEAR                               COMPEN-        UNDER        RESTRICTED       LTIP        ALL OTHER
 NAME AND PRINCIPAL     ENDED       SALARY       BONUS     SATION      OPTION/SAR      SHARE UNITS     PAYOUTS     COMPENSATION
      POSITION          (1)          (US$)       (US$)     (US$)       GRANTED (#)     (US$)            (US$)
-------------------------------------------------------------------------------------------------------------------------------

Matthew Heysel,         2000       75,000(2)       0          0          550,000            0             0             0
Chief Executive         1999(3)     nil
Officer
Daming Yang             2000       30,000(2)       0          0          550,000            0             0             0
                        1999(3)     nil
Tom Milne               2000       60,000(2)       0          0          250,000            0             0             0
                        1999(3)     nil
James Charuk            2000(4)     nil(4)                                                                -             -
                        1999        nil(5)


(1)      December 31
(2)      From March 1, 2000 through December 31, 2000.
(3)      Mr. Heysel, Mr. Yang and Mr. Milne were not employed by us in 1999.
         No compensation was paid to officers and directors during the year ended December 31, 1999.
(4) Mr. Charuk served as our President and sole director of Institute for Counseling, Inc., the predecessor corporation to the company, from June 22, 1998 through March 1, 2000. No compensation was paid to any officer or director of China Broadband during this period.
(5) No compensation was paid to any officer or director of China Broadband during this period. Big Sky did not pay any salaries and did not issue any options in 1999.



OPTION GRANTS

         We did not grant any stock options to our Chief Executive Officer or other most highly compensated executive officers during the fiscal year ended December 31, 1999.

         On April 13, 2000, China Broadband Corp. granted options to officers, directors and consultants exercisable to acquire a total of 4,175,000 shares at $1.00 per share. We cancelled 50,000 options and issued 50,000 warrants with identical terms and conditions. On November 1, 2000, China Broadband Corp. granted options to officers, directors and employees exercisable to acquire a total of 650,000 common shares at $7.50 per share. On February 2, 2001, China Broadband Corp. granted options to officers, directors and consultants exercisable to acquire a total of 550,000 shares at $7.50 per share. See "Stock Option and Warrant Grants".

         The following table sets forth information regarding stock option grants to our executive officers and directors:



INDIVIDUAL GRANTS                             OPTION GRANTS                                      POTENTIAL REALIZED
                                                                                                  VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF
                                                                                                    STOCK PRICE
                                                                                                  APPRECIATION FOR
                                                                                                    OPTION TERM
---------------------------------------------------------------------------------------------------------------------
             (A)                      (B)              (C)           (D)           (E)            (F)         (G)
                                   NUMBER OF       % OF TOTAL
                                   SECURITIES        OPTIONS      EXERCISE
                                   UNDERLYING      GRANTED TO      OR BASE
                                OPTIONS GRANTED   EMPLOYEES IN      PRICE       EXPIRATION
             NAME                     (#)            FISCAL       ($/SH)(2)        DATE         5% ($)      10% ($)
                                                     YEAR(1)
---------------------------------------------------------------------------------------------------------------------

Matthew Heysel                    500,000               9.39%       $1.00       4/13/2005        138,150      305,250
                                   50,000               0.10%       $7.50       11/1/2003         59,100      124,125
Daming Yang                       500,000               9.39%       $1.00       4/13/2005        138,150      305,250
                                   50,000               0.10%       $7.50       11/1/2003         59,100      124,125
Tom Milne                         100,000               1.88%       $1.00       4/13/2005         27,630       61,050
                                  150,000               2.82%       $7.50       11/1/2003        177,300      372,375
John Brooks                       100,000               1.88%       $7.50         2/2/04         118,200      248,250
Ian Aaron                         100,000               1.88%       $1.00       4/13/2005         27,630       61,050
Richard Hurwitz                   100,000               1.88%       $1.00       4/13/2005         27,630       61,050


(1)      Based on options exercisable to acquire a total 5,325,000 shares to officers, directors, employees and consultants.
(2)      The exercise price per shares was equal to or greater than the fair market value of the common stock on the date of grant as determined by the Board of Directors.



         The potential realizable value is calculated based on the assumption that the common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiry of the term of the option.

         These numbers are calculated based on SEC requirements and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

         o multiplying the number of shares of common stock subject to a given option by the exercise price;

         o assuming that the aggregate stock value derived from that calcu-lation compounds at the annual 5% or 10% rate shown in the table for the entire term of the option; and

         o     subtracting from that result the aggregate option exercise price.

OPTIONS EXERCISED AND REMAINING OUTSTANDING

         None of the Named Executive Officers have exercised options to purchase shares of our common stock as of March 30, 2001.

         The following table sets forth details of each exercise of stock options during the financial year ended December 31, 2000 by any of the Named Executive Officers, and the financial year end value of unexercised options on an aggregate basis.



                                                         AGGREGATED OPTIONS EXERCISED
                                               DURING THE FINANCIAL YEAR ENDED DECEMBER 31, 2000
                                                      AND FINANCIAL YEAR-END OPTION VALUES

------------------------------------------------------------------------------------------------------------------
          NAME                SECURITIES        AGGREGATE      UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN THE
                             ACQUIRED ON     VALUE REALIZED       AT FY-END (#)          MONEY-OPTIONS AT FY-END
                             EXERCISE (#)          ($)             EXERCISABLE/              ($) EXERCISABLE/
                                                                  UNEXERCISABLE             UNEXERCISABLE (1)
------------------------------------------------------------------------------------------------------------------

Matthew Heysel                   Nil              Nil         550,000 (exercisable)     $3,000,000 (exercisable)
                                                              0 (unexercisable)         $0 (unexercisable)

------------------------------------------------------------------------------------------------------------------
Daming Yang                      Nil              Nil         550,000 (exercisable)     $3,000,000 (exercisable)
                                                              0 (unexercisable)         $0 (unexercisable)

------------------------------------------------------------------------------------------------------------------
Tom Milne                        Nil              Nil         250,000 (exercisable)     $1,500,000 (exercisable)
                                                              0 (unexercisable)         $0 (unexercisable)
------------------------------------------------------------------------------------------------------------------


(1) Based on NASD OTCBB closing price of $7.00 on December 29, 2000.
(2) Includes Options to purchase common shares within 60 days after December 31, 2000.



DIRECTOR'S REMUNERATION

         We do not currently pay any cash compensation to directors for serving on our board, but we do reimburse directors for out-of-pocket expenses for attending board and committee meetings. Our independent directors receive stock options to purchase shares of our common stock as compensation for their service as directors. The terms of stock option grants made to independent directors are determined by the board of directors. See "Option Grants." We do not provide additional compensation for committee participation or special assignments of the board of directors.

EMPLOYMENT CONTRACTS WITH NAMED EXECUTIVE OFFICERS

         We, through our subsidiaries, have entered into consulting agreements with key individuals, who perform services for us, as specified in the agreements. We use a standard form of consulting agreement, which defines terms of the agreement, services to be performed, compensation and benefits, confidentiality and individual specific benefits based on the requirements of the position. We have entered into the following consulting agreements:

         Mathew Heysel Consulting Agreement: Mathew Heysel provides services as our Chief Executive Officer on a full-time basis under the terms of a consulting agreement with MH Financial Management. We pay a base consulting fee in the annual amount of $120,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Heysel's services. The agreement is for a term of six months, expiring April 30, 2001, with renewal at the discretion of the board of directors. The agreement contains non-compete provisions that restricts Mr. Heysel from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Heysel is no longer contracted by us for any reason. Should we terminate the consulting agreement, Mr. Heysel would be paid $60,000 at the time of termination. The agreement provides that in the event of a change of control, Mr. Heysel is to be paid five percent (5%) of the value of the sale of our assets or the value of the transaction which would constitute a takeover of the company. This amount is to be paid within 10 days of the transaction. Takeover of the company is defined as:

         o any change in the holding, either direct or indirect, of shares of the company, or any reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, arrangement or other transaction, that results in a person who was, or a group of persons acting in concert who were, not previously in a position to exercise effective control of the Corporation in excess of the number that would entitle the holders thereof to cast twenty (25%) percent or more of the votes attaching to all shares of the Corpora-tion, and

         o the exercise of such effective control to cause or result in the election or appointment of two or more directors of the Corporation, or of the successor to the Corporation, who were not previously directors of the Corporation.

         Daming Yang Consulting Agreement: Daming Yang provides services as our President on a full-time basis under the terms of a consulting agreement. We pay a consulting fee in the annual amount of $60,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Yang's services. The agreement is for a term of six months, with renewals at the discretion of the board of directors and expired on October 31, 2000. The agreement contains non-compete provisions that restricts Mr. Yang from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Yang is no longer contracted by us for any reason. The agreement has no change of control provisions.

         Thomas Milne Consulting Agreement: Thomas Milne provides services as our Chief Financial Officer on a full-time basis under the terms of a consulting agreement with Precise Details Inc. We pay a consulting fee in the annual amount of $96,000, subject to annual adjustments at the discretion of our board of directors, for Mr. Milne's services. The agreement is for a term of six months and expires on April 30, 2001. The agreement contains non-compete provisions that restricts Mr. Milne from doing any business whatsoever with our clients or doing substantially similar work for a period of one year in the event Mr. Milne is no longer contracted by us for any reason. The agreement has no change of control provisions.


                              CERTAIN TRANSACTIONS

      Set forth below is a description of certain transactions between the Company and its directors, executive officers and beneficial owners of five percent or more of the outstanding Common Stock, or member of the immediate family of any of the foregoing persons, as well as certain business relationships between the Company and its directors, which occurred or existed in the 2000 Fiscal Year.

         On April 14, 2000, we entered into an exchange agreement with the shareholders of China Broadband (BVI) Corp., including certain officers and members of our board of directors. In exchange, we issued 13,500,000 shares of common stock to the shareholders of China Broadband (BVI) Corp. Under the terms of the exchange agreement, Brent Shaw, Michael Kang and James Charuk resigned as members of our Board of Directors and Matthew Heysel, Daming Yang and Tom Milne were appointed as the members of our Board of Directors.

         On April 13, 2000, China Broadband Corp. granted options to officers, directors and consultants to China Broadband Corp. exercisable to acquire a total of 4,175,000 shares at $1.00 per share. These options were fully vested and expire on April 13, 2005.

         In May 2000, China Broadband issued 500,000 shares at $0.20 per share; 1,530,000 shares at $1.00 per share and 1,301,667 shares at $7.50 per share for gross proceeds of $11,392,503.

         Precise Details, Inc., a company over which Thomas Milne, our Chief Financial Officer and a director, has control, purchased 50,000 at $0.20 per share. Precise Details subsequently transferred 40,000 of these shares to sixteen persons/entities. 10,000 of these shares were transferred into Mr. Milne's name and 5,000 of these shares were transferred to Mr. Milne's spouse.

         Richard Hurwitz, a director, purchased 50,000 shares at $0.20 per share and 50,000 shares at $1.00 per share in these offerings.

         We acquired SoftNet's 50% interest in Big Sky Network by issuing SoftNet 1,133,000 shares of our common stock, which was approximately 5.82% of our issued and outstanding share capital as of March 30, 2001. SoftNet is at arm's length to us.

         On November 1, 2000, China Broadband Corp. granted options to officers, directors, consultants and employees exercisable to acquire 650,000 common shares at $7.50 per common share. These options are fully vested and expire on November 1, 2003.

         On February 2, 2001, China Broadband Corp. granted options to officers, directors, consultants and employees exercisable to acquire 550,000 common shares at $7.50 per common share. These options vested immediately and expire on February 2, 2004.

         We have entered into consulting agreements with Matthew Heysel, Daming Yang, Tom Milne, Teddy Yung, Richard Lam and Barry Mackie. See "Employment Contracts with Named Executive Officers".


          RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF AUDITORS

         Subject to shareholder ratification, the Board has selected Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2001, and until its successor is selected. Deloitte & Touche LLP has audited the Company's financial statements for the Company's fiscal year ended December 31, 2000. No representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, and accordingly it will not have an opportunity to make a statement or be available to answer questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
                   BOARD OF DIRECTORS' SELECTION OF AUDITORS


    APPROVAL AND ADOPTION OF THE CHINA BROADBAND CORP. 2000 STOCK OPTION PLAN

GENERAL

         On April 13, 2000, the Board of Directors approved the China Broadband Corp. 2000 Stock Plan (the "2000 Stock Option Plan"). The purpose of the 2000 Stock Option Plan is to enable the Company to continue to attract and retain the services of eligible employees and consultants and to provide them with increased motivation and incentive to exert their best efforts on behalf of the Company by increasing their personal stake in the Company.

            Under the 2000 Stock Option Plan, 8,000,000 shares of common stock of the Company will be authorized for issuance. The following description of the material features of the 2000 Stock Option Plan is a summary and is qualified in its entirety by reference to the 2000 Stock Option Plan attached hereto as Appendix B.

            Because the Board of Directors views the operation of the 2000 Stock Option Plan to be in the best interests of the Company, the Board of Directors is requesting that the stockholders approve and ratify the 2000 Stock Option Plan.

SUMMARY OF THE PLAN

         Our board of directors approved the creation of the 2000 Stock Option Plan. Under the plan, the board of directors may grant incentive and non-qualified options to acquire up to a total of 8,000,000 common shares to our directors, officers, employees and consultants. As of March 30, 2001, our board has granted options exercisable to acquire 5,325,000 common shares.

         The plan is intended to retain the services of our valued key employees and consultants and others that the plan administrator may select to:

         o encourage our employees and consultants to acquire a greater proprietary interest in China Broadband;

         o     serve as an aid and inducement in the hiring of new employees;
               and

         o provide an equity incentive to consultants and others selected by the Board of Directors and the plan administrator.

         The primary difference between "incentive stock options" and non-qualified options is the tax treatment of the option holder. If a holder complies with Internal Revenue Service rules regarding incentive stock options, a holder of an incentive stock can defer recognition of income for tax purposes until the shares underlying the options are sold. A holder of a non-qualified option generally recognizes income on the date of exercise. Incentive stock options may be granted to any individual who, at the time the option is granted, is an employee of China Broadband or any related corporation. Non-qualified stock options may be granted to employees and to others at the discretion of the plan administrator. The plan administrator fixes the exercise price for options in the exercise of its sole discretion, except that the exercise price for an incentive stock option must be at least the fair market value per share of the common stock at the date of grant (as determined by the plan administrator in good faith), or in the case of greater-than ten percent shareholders, at least one hundred ten percent of the fair market value per share. The exercise price may be paid in cash or, with the approval of the plan administrator, by other means, including withholding of option shares or delivery of previously held shares. Options granted under the plan vest over a four-year period, with one-quarter becoming exercisable at the end of one year of continuous stats as an employee or consultant and the remaining 75% vest pro rata monthly over the following 36 months of continuous status as an employee or consultant. The plan administrator may accelerate the vesting of options in its sole discretion.

         Options are non-transferable except by will or the laws of descent and distribution or subject to a qualified domestic relations order. With some exceptions, vested but unexercised options terminate upon the earlier of:

         o the expiration of the option term specified by the plan administrator at the date of grant (generally 10 years; or, with respect to incentive stock options granted to greater-than ten percent shareholders, a maximum of five years);

         o the expiration of 3 months from the date of an optionee's termi-nation of services with us or any related corporation; or

         o the expiration of one year from the date of death or disability (as defined in the plan) of the optionee.

         If an optionee's services are terminated by death, any option held by the optionee is exercisable only by the person or persons to whom such optionee's rights under the option pass by the optionee's will or by the laws of descent and distribution of the state or county of the optionee's domicile at the time of death. Unless accelerated in accordance with the plan, unvested options terminate immediately upon termination of services of the optionee by us for any reason, including death or disability. The plan administrator may amend or modify the plan, except that no amendment with respect to an outstanding option may be made over the objection of the holder of the option (other than those provisions triggering acceleration of vesting of outstanding options).

               THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE
                  CHINA BROADBAND CORP. 2000 STOCK OPTION PLAN


                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter, which is to be presented for action at the Annual Meeting. If any matter other than those described above does properly come before the Annual Meeting, the individuals named in the enclosed Proxy will, unless indicated otherwise, vote the shares represented thereby in accordance with their best judgment.


             ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION

         Upon the written request of any shareholder of the Company, as record or beneficial owner, the Company will provide to such shareholder a copy of the Company's Annual Report on Form 10-KSB for its fiscal year ended

December 31, 2000, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any request should be directed to the Corporate Secretary, at the Company's place of business listed above. There will be no charge for the Form 10-KSB, unless one or more exhibits thereto are requested, in which event the Company's reasonable expenses of furnishing such exhibits may be charged.


                          FUTURE SHAREHOLDER PROPOSALS

         From time to time, shareholders present proposals, which may be the proper subject for inclusion in the Company's Proxy Statement and for consideration at its annual meetings of shareholders. To be considered, proposals must be submitted on a timely basis. Proposals for the next Annual Meeting of Shareholders of the Company must be received by the Company no later than December 15, 2001, for inclusion, if proper, in next year's proxy solicitation materials.


                                     GENERAL

         The Company will pay all of the costs of preparing, assembling and mailing the form of Proxy, Proxy Statement and other materials which may be sent to the shareholders in connection with this solicitation, as well as any costs of soliciting proxies in the accompanying form. Solicitation will be made by mail, and officers and regular employees of the Company may also solicit proxies by telephone, telegraph or personal interview for which they will receive no additional remuneration. The Company expects to request brokers and nominees who hold stock in their names to furnish this proxy material to their customers and to solicit proxies from them. The Company will reimburse such brokers and nominees for their out-of-pocket and reasonable clerical expenses in connection therewith.

         WHILE YOU HAVE THE MATTER IN MIND, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.


                                             BY ORDER OF THE BOARD OF DIRECTORS,

                                             Thomas G. Milne, Secretary

                                  APPENDIX "A"

CHINA BROADBAND

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.   AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting, and legal compliance;
          o Monitor the independence and performance of the Company's indepen-dent auditors; and
          o Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessarily in the performance of its duties.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASD. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit-Committee members-shall be appointed by the Board-If an-audit-committee-Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management and the independent auditors, and as a Committee, to discuss any matters that the Committee or either of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually and submit the Charter to the Board of Directors for approval.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls, Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors, together with management's responses, if any.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the filing or distribution of the Company's quarterly financial statements. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9).

INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. Onan annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

LEGAL COMPLIANCE

     11. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmen-tal agencies.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     12. If and as required by the Securities and Exchange Commission, annually prepare a report to shareholders to be included in the Company's annual proxy or information statement

     13. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     15.  Periodically perform self-assessment of Audit Committee performance.

     16. Review financial and accounting personnel succession planning within the Company.

Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.


Approved and Adopted by the Audit Committee on March 27, 2001. Ratified by the Board of Directors on March 27, 2001.

                                  APPENDIX "B"


                              CHINA BROADBAND CORP.
                             2000 STOCK OPTION PLAN

                               SECTION 1. PURPOSE

         The purposes of this 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to certain individuals providing services to the Company and its Subsidiaries, and to promote the success of the Company's business and thereby enhance long-term shareholder value. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of the Code, and the regulations promulgated thereunder. Awards of Restricted Stock may also be made under this Plan.

                             SECTION 2. DEFINITIONS

         As used herein, the following definitions shall apply:

2.1      "Administrator" means the Board or any of its Committees appointed as
          -------------
permitted under this Plan.

2.2      "Applicable Laws" means the legal requirements relating to stock option
          ---------------
plans, if any, pursuant to U.S. state corporate laws, U.S. federal and state securities laws, the Code and the rules of any applicable Stock Exchange.

2.3      "Award" means the grant of Restricted Stock or an Option to an Employee
          -----
or Consultant.

2.4      "Award Agreement" means a written agreement between the Company and a
          ---------------
Participant relating to an Award under the Plan.

2.5      "Board" means the Board of Directors of the Company.
          -----

2.6      "Cause" means willful misconduct with respect to, or that is harmful
          -----
to, the Company or any of its affiliates including, without limitation, dishonesty, fraud, unauthorized use or disclosure of confidential information or trade secrets or other misconduct (including, without limitation, conviction for a felony), in each case as reasonably determined by the Administrator.

2.7      "Change in Control" shall mean any of the following:
          -----------------

         (a) the acquisition of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities by any person or group of persons, except a Permitted Shareholder (as defined below), acting in concert. A "Permitted Shareholder" means a holder, as of the date of this Agreement, of voting capital stock of the Company;

         (b) a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's outstanding capital stock are converted into cash, securities or other property, other than a consolidation or merger of the Company in which the Company's shareholders immediately prior to the consolidation or merger have the same proportionate ownership of voting capital stock of the surviving corporation immediately after the consolidation or merger;

         (c) the sale, transfer or other disposition of all or substan-tially all of the assets of the Company; or

         (d) in the event that the shares of voting capital stock of the Company are traded on an established securities market: a public announcement that any person has acquired or has the right to acquire beneficial ownership of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities and Exchange Commission; or the commencement of or public announcement of an intention to make a tender offer or exchange offer for securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

2.8      "Code" means the Internal Revenue Code of 1986, as amended.
          ----

2.9      "Committee" means a committee of Directors designated by the Board to
          ---------
administer the Plan. To the extent Rule 16b-3 and/or Code Section 162(m) apply to the Company, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

2.10     "Common Stock" means the Common Stock of the Company.
          ------------

2.11     "Company" means China Broadband Corp., a Nevada corporation.
          -------

2.12     "Consultant" means any person, including an advisor, an advisory board
          ----------
member or director, who is engaged by the Company or any Parent or Subsidiary to render services.

2.13     "Continuous Status as an Employee or Consultant" means the absence of
          ----------------------------------------------
any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless re-employment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

2.14     "Disability" means permanent and total disability as defined in Code
          ----------
section 22(e)(3).

2.15     "Employee" means any person, including officers and directors, employed
          --------
by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment of a director's fee by the Company to a director shall not be sufficient to constitute "employment" of such director by the Company.

2.16     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

2.17     "Fair Market Value" means, as of any date, the fair market value of
          -----------------
Common Stock determined as follows:

              (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (b) If the Common Stock is quoted on the Nasdaq (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal, Bloomberg or such other source as the Administrator deems reliable; or

              (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

2.18     "Good Reason" means the occurrence of any of the following events or
          -----------
conditions without the Participant's consent:

              (a) a change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that, in the Participant's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto;

              (b) a significant reduction in the Participant's annual base salary that is not part of a Company-wide reduction of salaries;

              (c) the Company's requiring the Participant to be based at any place outside a 50-mile radius of his or her place of employment prior to a Change in Control, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Change in Control; or

         (d) the Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Change in Control, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to the Change in Control (or as in effect following the Change in Control, if greater).

2.19     "Incentive Stock Option" means an Option intended to qualify as an
          ----------------------
incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

2.20     "Nonqualified Stock Option" means an Option not intended to qualify as
          -------------------------
an Incentive Stock Option, as designated in the applicable Option Agreement.

2.21     "Option" means a stock option granted pursuant to the Plan.
          ------

2.22     "Option Agreement" means a written option agreement between the Company
          ----------------
and an Optionee.

2.23     "Optioned Stock" means the Common Stock subject to an Option.
          --------------

2.24     "Optionee" means an Employee or Consultant who receives an Option.
          --------

2.25 "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

2.26     "Participant" means an Employee or Consultant designated to be granted
          -----------
an Award under the Plan.

2.27     "Plan" means this 2000 Stock Option Plan.
          ----

2.28 "Reporting Person" means an officer, director, or greater than ten percent (10%) shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

2.29     "Restricted Stock" means Common Stock awarded to a Participant under
          ----------------
this Plan, subject to applicable restrictions.

2.30     "Restricted Stock Agreement" means a written restricted stock agreement
          --------------------------
between the Company and the Restricted Stock Holder.

2.31     "Restricted Stock Award" means the grant of Restricted Stock pursuant
          ----------------------
to the Plan.

2.32     "Restricted Stock Holder" means a Participant who receives Restricted
          -----------------------
Stock pursuant to the Plan.

2.33     "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act, as
          ----------
the same may be amended from time to time, or any successor provision.

2.34     "Securities Act" means the Securities Act of 1933, as amended.
          --------------

2.35     "Share" means a share of the Common Stock, as may be adjusted as
          -----
permitted under the Plan.

2.36     "Stock Exchange" means any stock exchange or consolidated stock price
          --------------
reporting system on which prices for the Common Stock are quoted at any given time.

2.37     "Subsidiary" means a "subsidiary corporation," whether now or hereafter
          ----------
existing, as defined in Section 424(f) of the Code, or any successor provision.

                      SECTION 3. STOCK SUBJECT TO THE PLAN

Subject to the provisions for adjustment under the terms of this Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is Eight Million (8,000,000) shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Award should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any shares of Common Stock which are retained by the Company upon exercise of an Award in order to satisfy the exercise price for such Award or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Eight Million (8,000,000) shares of Common Stock, subject to adjustment as provided in the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

                      SECTION 4. ADMINISTRATION OF THE PLAN

4.1 Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion:

              (a) to determine the Fair Market Value of the Common Stock, in accordance with the provisions of the Plan;

              (b) to select the Consultants and Employees to whom Awards may from time to time be granted hereunder;

              (c) to determine whether and to what extent Awards are granted hereunder;

              (d) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

              (e)     to approve forms of agreement for use under the Plan;

              (f) to determine the number of shares of Restricted Stock to be granted hereunder;

              (g) to construe and interpret the terms of the Plan and Awards granted under the Plan;

              (h)     to determine vesting schedules;

              (i) to determine whether and under what circumstances an Award may be settled in Common Stock or other consideration instead of cash; and

              (j) to make any other determination and take any other action that the Administrator deems necessary or desirable for the administra-tion of the Plan.

4.2      Effect of Administrator's Decision.  All decisions, determinations and
         ----------------------------------
interpretations of the Administrator shall be final and binding on all Partici-pants.

4.3      Administration Pursuant to Section 162(m). The Company expects to have
         -----------------------------------------
the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, as applicable.

                        SECTION 5. ELIGIBILITY FOR AWARDS

5.1      Recipients of Grants.  Restricted Stock and Nonqualified Stock Options
         --------------------
may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

5.2      Type of Award. Each Award shall be designated in the Award Agreement as
         -------------
either an Incentive Stock Option or a Nonqualified Stock Option, or as Restricted Stock. If not so designated, the Award will be treated as a Nonqualified Stock Option. Notwithstanding any such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this requirement, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

                          SECTION 6. AWARDS OF OPTIONS

6.1      Term of Option. The term of each Option shall be the term stated in the
         --------------
Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

6.2      Option Exercise Price. The per share exercise price for the Shares to
         ---------------------
be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, except that (i) in the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant, and (ii) in the case of an Incentive Stock Option that is granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

6.3      Consideration. The consideration to be paid for the Shares to be issued
         -------------
upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash or check,
(ii) cancellation of indebtedness of the Company to Optionee, (iii) promissory note (subject to approval by the Company),

(iv) surrender of other Shares that (A) have been owned by Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of Shares to be purchased by Optionee as to which such Option shall be exercised, (v) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the aggregate exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

6.4      Vesting of Options
         ------------------

         (a)  Vesting Schedule. No Option will be exercisable until it has
              ----------------
         vested. The Administrator will specify the vesting schedule for each Option at the time of grant of the Option, prior to the provision of services with respect to which such Option is granted; provided that if no vesting schedule is specified at the time of grant, the Option shall vest in full over the course of four years from date of grant as follows: twenty five percent (25%) of the total number of Shares granted under the Option shall vest after one (1) year of Continuous Status as an Employee or Consultant; and the remaining seventy-five percent (75%) of the Shares granted under the Option shall vest pro rata monthly, on the same date of the month as the date of grant of the option, over the following thirty-six (36) months of Continuous Status as an Employee or Consultant. The Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives with respect to the Company, a Parent or Subsidiary, and/or Optionee, and as shall be permissible under the terms of the Plan.

         (b)  Acceleration of Vesting. The vesting of one or more outstanding
              -----------------------
         Options may be accelerated by the Administrator at such times and in such amounts as it determines in its sole discretion. The vesting of Options may also be accelerated in connection with a corporate transaction, as described below.

6.5      Procedure for Exercise; Rights as a Shareholder. An Option shall be
         -----------------------------------------------
deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. An Option may not be exercised for a fraction of a Share. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment as described above. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 9 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6      Exercise After Termination of Employment or Consulting Relationship
         -------------------------------------------------------------------

         (a)  Termination of Employment or Consulting Relationship.  Except as
              ----------------------------------------------------
         otherwise provided herein, in the event of termination of a Participant's Continuous Status as an Employee or Consultant with the Company, such Participant may exercise his or her Option to the extent that Participant was entitled to exercise it at the date of such termination, but only within three (3) months after the date of such termination, or such other longer period of time as is determined by the Administrator, provided that no Option which is exercised after such three month period will be treated as an Incentive Stock Option, and that in no event may an Option be exercised later than the expiration date of the term of such Option as set forth in the Option Agreement. To the extent that Participant was not entitled to exercise the Option at the date of such termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. No termination shall be deemed to occur and this paragraph shall not apply if (i) Participant is a Consultant who becomes an Employee; or (ii)
         Participant is an Employee who becomes a Consultant; or (iii) Participant transfers employment among the company and its subsidiaries.

         (b)  Disability of Participant.  Notwithstanding the provisions set
              -------------------------
         forth above, in the event of termination of a Participant's Continuous Status as an Employee or Consultant as a result of his or her Disability, Participant may, but only within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent he or she is otherwise entitled to exercise it at the date of such termination. To the extent that Participant was not entitled to exercise the Option at the date of termination, or if Participant does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (c)  Death of Participant.  In the event of the death of a Participant
              --------------------
         during the period of Continuous Status as an Employee or Consultant, or within thirty (30) days following the termination of Participant's
         Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months (or, with respect to a Nonqualified Stock Option, such other longer period of time, if any, as is determined by the Administrator) after the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Participant's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent Participant was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as an Employee or Consultant. To the extent that Participant was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Participant or the Participant's estate (or, as applicable, heirs, personal representative, executor or administrator) does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

6.7      Rule 16b-3. Options granted to Reporting Persons shall comply with Rule
         ----------
16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

6.8      Buyout Provisions. The Administrator may at any time offer to buy out
         -----------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to Optionee at the time that such offer is made.

6.9      Repurchase Rights. Prior to the Company's listing on a recognized Stock
         -----------------
Exchange, the Company may have the right, as detailed in the Award Agreement, to repurchase any Shares issued in connection with an Award under this Plan upon Participant's cessation of Continuous Status as an Employee or Consultant. Furthermore, the Administrator shall have the discretion to authorize the issuance of unvested Shares pursuant to the exercise of an Option. In the event of termination of the Optionee's employment or services, all Shares issued upon exercise of an Option which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such Shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Administrator and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section are assignable by the Company at any time and shall remain in full force and effect in the event of a Change in Control; provided that if the vesting of Options is accelerated as permitted under the Plan, the repurchase rights under this Section shall terminate and all Shares subject to such terminated rights shall immediately vest in full. The Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of employment or services, to cancel the Company's outstanding repurchase rights with respect to one or more Shares purchased or purchasable by the Optionee under an Option and thereby accelerate the vesting of such Shares in whole or in part at any time.

                       SECTION 7. RESTRICTED STOCK AWARDS

7.1      Grant of Restricted Stock Awards. Each Restricted Stock Award (i) shall
         --------------------------------
be for a number of Shares determined by the Administrator, and (ii) shall require the Restricted Stock Holder to maintain Continuous Status as an Employee or Consultant for a restricted period determined by the Administrator in order for the restrictions related to such Shares to lapse. The restrictions and the duration of the restricted period will be set forth in the Restricted Stock Agreement. The restricted period need not be the same for all Shares subject to the Restricted Stock Award. For vesting purposes, credit for service as an Employee or Consultant prior to the actual grant of the Restricted Stock Award may be given as part of the Restricted Stock Award.

7.2      Consideration for Restricted Stock Awards. Restricted Stock may be sold
         -----------------------------------------
or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes (subject to approval by the Plan Administrator), past services and future services.

7.3      Rights of a Restricted Stock Holder. Except for such restrictions, and
         -----------------------------------
subject to provisions under the Plan relating to adjustments to Awards, conditions on issuance of shares, and termination of the Participant's relationship with the Company, a Restricted Stock Holder shall have all the rights of a shareholder, including but not limited to the right to receive all cash dividends paid on such Restricted Stock and the right to vote such Restricted Stock. Dividends paid in securities or other property or stock received in connection with a stock split or other distribution with respect to the Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

7.4      Vesting of Restricted Stock. The restrictions imposed herein shall
         ---------------------------
lapse, and the Participant's rights in the Restricted Stock shall vest, in accordance with the schedule provided in the Restricted Stock Agreement. If not so specified in such Restricted Stock Agreement, the restrictions shall lapse according to the following schedule: restrictions on 25% of the Shares shall lapse after one year of Continuous Service as an Employee or Consultant; the remaining 75% of Shares shall vest pro rata monthly on the last day of each calendar month over the following 36 months of Continuous Service as an Employee or Consultant. Upon the vesting of the Restricted Stock awarded under the Plan, the Restricted Stock Holder shall be entitled to receive a certificate representing the number of shares of Restricted Stock as to which restrictions no longer apply, with the remaining shares of Restricted Stock subject to the foregoing restrictions. The Restricted Stock Holder shall execute a new stock power with respect to any remaining Shares which are restricted. The Restricted Stock Holder shall be entitled to receive certificates for any Restricted Stock as to which the Restricted Stock Holder's interest has become vested as provided herein, and the Company shall issue the Restricted Stock Holder such certificates.

7.5      Termination of Employment or Consulting Relationship. If a Restricted
         ----------------------------------------------------
Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant for any reason (other than death or Disability), Restricted Stock theretofore awarded to such Restricted Stock Holder and which at the time of such termination of his or her Continuous Status as an Employee or Consultant is subject to the restrictions imposed by this Section shall, upon such termination of his or her Continuous Status as an Employee or Consultant, be forfeited and returned to the Company and the Restricted Stock Holder shall have no further claim to or interest in such Restricted Stock. If a Restricted Stock Holder ceases to maintain his or her Continuous Status as an Employee or Consultant by reason of death or Disability, such Restricted Stock awarded to such Restricted Stock Holder which, at the time of such termination of his or her Continuous Status as an Employee or Consultant, is subject to the restrictions imposed by this Section, shall be free of restrictions and shall not be forfeited.

7.6      Issuance of Restricted Stock. The Administrator shall request of the
         ----------------------------
Company that each certificate in respect of Restricted Stock awarded under the Plan be registered in the name of the Restricted Stock Holder. The Restricted Stock Holder shall provide a stock power endorsed in blank to the Company and any certificate representing the Restricted Stock shall bear the following (or a similar) legend:


                  "The transferability of this certificate and the securities represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2000 Stock Option Plan of China Broadband Corp. Copies of such Plan are on file in the offices of China Broadband Corp."

7.7      Adjustments to Restricted Stock Awards. The Administrator may, in
         --------------------------------------
anticipation of a Change in Control, make such adjustments in the terms and conditions of outstanding Restricted Stock, as the Administrator in its sole discretion determines are equitably warranted under the circumstances, including declaring that any Restricted Stock Award not vested shall become fully vested. The Administrator in its discretion shall have the right to accelerate the time at which the Restricted Stock shall become vested and may do so as to one or more Restricted Stock Holders.

7.8      Restricted Stock Agreement. At the time of a Restricted Stock Award,
         --------------------------
the Participant shall enter into a Restricted Stock Agreement with the Company agreeing to the terms and conditions of the Restricted Stock Award and such other matters as the Company shall in its sole discretion determine.

7.9      Return of Unvested Restricted Stock. Any Shares of Restricted Stock as
         -----------------------------------
to which rights have not vested in accordance with this Plan and as to which a Restricted Stock Holder no longer has any rights under this Plan shall be returned to the Company which thereafter shall have all rights of ownership and which may use such shares for further Awards under this Plan.

                     SECTION 8. STOCK WITHHOLDING TO SATISFY
                           WITHHOLDING TAX OBLIGATIONS

8.1      Withholding Tax. At the discretion of the Administrator, Participants
         ---------------
may  satisfy  withholding  obligations  as provided  in this  paragraph.  When a
Participant incurs tax liability in connection with an Award, which tax liability is subject to tax withholding under applicable tax laws (including, without limitation, income and payroll withholding taxes), and Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, Participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of Participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) have been owned by Participant for more than six (6) months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and
(ii) have a fair market value on the date of surrender equal to (or less than, if other consideration is paid to the Company to satisfy the withholding obligation) Participant's marginal tax rate times the ordinary income recognized, plus an amount equal to the Participant's share of any applicable payroll withholding taxes, or (d) if permitted by the Administrator, in its discretion, by electing to have the Company withhold from the Shares to be issued upon exercise of the Award, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company or result in the recognition of compensation expense (or additional compensation expense) for financial reporting purposes.

8.2      Reporting Persons. Any surrender by a Reporting Person of previously
         -----------------
owned Shares to satisfy tax withholding obligations arising upon exercise of this Award must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

8.3      Form of Election. All elections by a Participant to have Shares with-
         ----------------
held to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following additional restrictions:

         (a)  the election must be made on or prior to the applicable Tax Date;

         (b) once made, the election shall be irrevocable as to the particular Shares of the Award as to which the election is made;

         (c) if Participant is a Reporting Person, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan trans-actions; and

         (d) all elections shall be subject to the consent or disapproval of the Administrator.

8.4      Deferral of Tax Date. In the event the election to have Shares withheld
         --------------------
is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, Participant shall receive the full number of Shares with respect to which the Award is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

                       SECTION 9. ADJUSTMENTS UPON CHANGES
                    IN CAPITALIZATION; CORPORATE TRANSACTIONS

9.1      Changes in Capitalization. Subject to any required action by the
         -------------------------
shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

9.2      Dissolution or Liquidation. In the event of the proposed dissolution or
         --------------------------
liquidation of the Company, the Administrator shall notify Participants at least fifteen (15) days prior to such proposed action. To the extent not previously exercised, Awards will terminate immediately prior to the consummation of such proposed action.

9.3      Change in Control Transactions. Except as otherwise provided in the
         ------------------------------
instrument that evidences the Option, in the event of any Change in Control, each Option that is at the time outstanding shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become 100% vested. Notwithstanding the foregoing, vesting of shares subject to such Option shall not so accelerate if and to the extent that (i) in the opinion of the Company's accountants, it would render unavailable "pooling of interest" accounting for a transaction that would otherwise qualify for such accounting treatment; or (ii) such Option is, in connection with the Change in Control, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation or its parent corporation. If the Administrator determines that such an assumption or replacement will be made, the Administrator shall give notice of such determination to the Participants and of the provisions of such assumption or replacement, and any adjustments made (i) to the number and kind of shares subject to the outstanding Awards (or to the options in substitution therefore),
(ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options. Any such determination shall be made in the sole discretion of the Administrator and shall be final, conclusive and binding on all Participants. If such Award is assumed or replaced in the Change in Control and is not otherwise accelerated at that time, vesting of all of the unvested shares subject to such Award shall be accelerated in the event the Participant's employment or services should subsequently terminate within six months following such Change in Control, unless such employment or services are terminated by the Company for Cause or by the Participant voluntarily without Good Reason. All unexercised Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change in Control, except to the extent assumed by the successor corporation or an affiliate thereof.

9.4      Certain Distributions. In the event of any distribution to the
         ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

                               SECTION 10. GENERAL

10.1     Non-Transferability Of Options. Unless otherwise provided under the
         ------------------------------
Option Agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised or purchased during the lifetime of Optionee, only by Optionee.

10.2     Time Of Granting Options. The date of grant of an Award shall, for all
         ------------------------
purposes, be the date on which the Administrator makes the determination granting such Award, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

10.3     Conditions Upon Issuance Of Shares. Shares shall not be issued pursuant
         ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any Stock Exchange. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

10.4     Amendment and Termination. The Board may at any time amend, alter,
         -------------------------
suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Participant under any grant theretofore made, unless mutually agreed otherwise, which agreement must be in writing and signed by Participant and the Company. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of any Stock Exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

10.5     Reservation Of Shares. The Company, during the term of this Plan, will
         ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

10.6     Information To Optionees. At the time of issuance of any securities
         ------------------------
under the Plan, the Company shall provide to Optionee a copy of the Plan and a copy of any agreement(s) pursuant to which securities granted under the Plan are issued.

10.7     Employment Relationship. The Plan shall not confer upon any Participant
         -----------------------
any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant's right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

10.8     Term Of Plan. The Plan shall become effective upon the earlier to occur
         ------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated as permitted herein.

10.9     Shareholder Approval. Continuance of the Plan shall be subject to
         --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any Stock Exchange upon which the Common Stock is listed and in accordance with the Company's bylaws. In the event such approval is not obtained in a timely manner, no Option granted hereunder shall be treated as an Incentive Stock Option.

PROXY                                                                      PROXY


                              CHINA BROADBAND CORP.

           2080, 440 - 2 Avenue S.W., Calgary, Alberta, Canada T2P 5E9


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            KNOW ALL MEN BY THESE PRESENT, that the undersigned shareholder of China Broadband Corp. (the "Company") hereby constitutes and appoints Matthew Heysel and Thomas G. Milne and each of them, the true and lawful attorneys, agents and proxies of the undersigned, each with full power of substitution to vote all of the shares of stock of the Company that the undersigned would be entitled, if personally present, to vote at the meeting of shareholders of the Corporation to be held on June 29, 2001 at 10:00 a.m. at the Sheraton Eau Claire Suites, 255 Barclay Parade SW, Calgary, Alberta, Canada, T2P 5C2 and at any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR:


1.  Election of Directors:

    NOMINEES:  Matthew Heysel, Daming Yang, Thomas Milne, Ian Aaron,John Brooks,
               Richard Hurwitz

                    FOR all nominees listed above
                       (except as marked to the contrary below)    ____

                    WITHHOLD AUTHORITY to vote for all nominees
                       listed above                                ____

                    INSTRUCTION:  To withhold authority to vote for any indivi-
                                  dual nominee, write that nominee's name in the space provided below.

                                  ______________________________________________


2. To approve the appointment of Deloite & Touche LLP as auditors of the Company for fiscal year 2001.

                                  For ___       Against ____        Abstain ____


3.  Approval and adoption of the China Broadband Corp. 2000 Stock Option Plan.

                                  For ____      Against ____        Abstain ____




                                  Dated: ___________________, 2001








You may fax your completed proxy to Interwest Transfer Co. Inc. at (801) 277-3147 or forward it via mail to PO Box 17136, Salt Lake City, Utah 84117 in the envelope provided.